UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 3, 2022

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2022, the board of directors of Fortive Corporation, a Delaware corporation (the “Company”), adopted the Company’s amended and restated bylaws (the “Amended Bylaws”), effective as of such date, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission.

The Amended Bylaws reflect amendments to (i) require a stockholder (the “Proposing Stockholder”) submitting a director nominee (“Stockholder Nominee”) at a stockholder meeting to comply with Rule 14a-19 (universal proxy rule) of the Securities Exchange Act of 1934, as amended, including the requirement to solicit proxies from at least 67% of the voting power required to approve the election of the Stockholder Nominee, (ii) require the Stockholder Nominee to agree not to enter into any voting or similar agreement either as a director or as a stockholder of the Company other than as disclosed to the Company, (iii) require the Stockholder Nominee to enter into such agreements, provide completed questionnaires, and provide information, in each case, as required by the Company from all directors of the Company, (iv) update and supplement such required notices, including evidence that the Proposing Stockholder has solicited proxies from at least 67% of the voting power of shares entitled to vote on the election of directors and (v) allow the Company to disregard the nomination of such Stockholder Nominee at the corresponding stockholder meeting if the Proposing Stockholder or Stockholder Nominee fails to comply with such requirements set forth in the Amended Bylaws, including the requirements to comply with Rule 14a-19. In addition, the Amended Bylaws were amended to make various ministerial and conforming changes, including the deletion of a provision relating to a transition period that had previously expired.

The above descriptions of the Amended Bylaws are qualified in their entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Fortive Corporation, effective November 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel and Secretary

Date: November 8, 2022